UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): April 8, 2016

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966
(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 8, 2016, the Company issued a press release announcing its Board of Directors declared a quarterly cash dividend of $0.08 per share.
Also on April 8, 2016, the Company announced that it has reset the date of its 2016 Annual Meeting of Shareholders from Thursday, June 16 to Thursday, July 21, 2016. Shareholders of record as of May 16, 2016, the record date, will be entitled to vote at the meeting.
A copy of the release issued on April 8, 2016 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein
Item 9.01. Financial Statements and Exhibits
(d)Exhibits:

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated April 8, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: April 8, 2016	By:
/s/ Todd E. Vogensen
Todd E. Vogensen, Executive Vice President, Chief Financial Officer and Assistant Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated April 8, 2016